UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No.     )

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STATE FARM MUTUAL FUND TRUST
(Name of Registrant as Specified In Its Charter)

STATE FARM VARIABLE PRODUCT TRUST
(Name of Registrant as Specified In Its Charter)

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, 2007

STATE FARM MUTUAL FUND TRUST

Small/Mid Cap Equity Fund Portfolio

STATE FARM VARIABLE PRODUCT TRUST

Small/Mid Cap Equity Fund Portfolio

INFORMATION STATEMENT

February 28, 2007

This document is a joint Information Statement providing information about new sub-advisers to certain shareholders of State Farm Mutual Fund Trust (“Mutual Fund Trust”) and certain persons who own a State Farm Variable Deferred Annuity or a State Farm Variable Universal Life Insurance contract.1 Those Mutual Fund Trust shareholders who own shares of beneficial interest in the State Farm Small/Mid Cap Equity Fund series will receive this Information Statement. State Farm variable contractholders who have account value allocated to the Small/Mid Cap Equity Fund subaccount also will receive this Information Statement. That subaccount is a part of the State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life & Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the “Separate Accounts”). Each Small/Mid Cap Equity Fund subaccount invests all of its assets in shares of beneficial interest issued by the Small/Mid Cap Equity Fund series of State Farm Variable Product Trust (“Variable Product Trust”). The two Small/Mid Cap Equity Funds together will be referred to in this Information Statement as either the “Small/Mid Cap Equity Funds” or the “Funds.” Mutual Fund Trust and Variable Product Trust will be referred to in this Information Statement each individually as a “Trust” and collectively as the “Trusts.”

The Information Statement is being sent in lieu of a proxy statement, pursuant to the terms of an exemptive order issued to State Farm Investment Management Corp. (the “Manager”) and the Trusts by the U.S. Securities and Exchange Commission (“SEC”). This Information Statement is being provided to shareholders invested in shares of Mutual Fund Trust’s Small/Mid Cap Equity Fund as of February 14, 2007. This Information Statement also is being provided to State Farm Variable Deferred Annuity and State Farm Variable Universal Life Insurance contractholders who as of February 8, 2007 had policy account value allocated to the Small/Mid Cap Equity Fund subaccount. These two dates, February 8, 2007 and February 14, 2007, will be referred to in this Information Statement as the “Record Dates.”

WE ARE NOT ASKING YOU FOR A PROXY. YOU ARE REQUESTED NOT TO

SEND US A PROXY.

[1]

Unless otherwise indicated, the term “shareholder,” as used in this Information Statement, includes those certain persons who own a State Farm Variable Deferred Annuity or a State Farm Variable Universal Life Insurance contract.

Background Information on the Funds

The Manager, a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“Auto Company”), an Illinois domestic insurance company, serves as investment adviser to all the separate investment portfolios within the Trusts. The Manager is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager also serves as transfer and dividend disbursing agent for the Funds. State Farm VP Management Corp. (the “Distributor”), a wholly owned subsidiary of the Manager, serves as the principal underwriter for the Small/Mid Cap Equity Funds and as the principal underwriter of the State Farm Variable Deferred Annuity and the State Farm Variable Universal Life Insurance contracts. The Distributor is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Mutual Fund Trust is a management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was organized as a Delaware statutory trust on June 8, 2000. Variable Product Trust is a management investment company registered under the 1940 Act and was organized as a Delaware statutory trust on February 21, 1997. The principal executive offices of Trusts are located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Capital Guardian’s Sub-Advisory Services to the Funds

On December 18, 2000, the Manager appointed Capital Guardian Trust Company (“Capital Guardian”) as investment sub-adviser to Mutual Fund Trust’s Small/Mid Cap Equity Fund (formerly known as the “Small Cap Equity Fund”), and Capital Guardian served in that role for this Fund until November 30, 2006. On July 26, 2005, the Manager appointed Capital Guardian as investment sub-adviser to Variable Product Trust’s Small/Mid Cap Equity Fund (formerly known as the “Small Cap Equity Fund”), and Capital Guardian served in that role for this Fund until November 30, 2006. The sub-advisory agreement between the Mutual Fund Trust, the Manager and Capital Guardian was last submitted to a vote of Mutual Fund Trust’s Small/Mid Cap Equity Fund’s shareholders on November 21, 2000, when the Fund’s sole shareholder, Auto Company, approved the agreement. The sub-advisory agreement between Variable Product Trust, the Manager and Capital Guardian was last submitted to a vote of Variable Product Trust’s Small/Mid Cap Equity Fund’s shareholders on July 27, 2005, when the Fund’s sole shareholder, State Farm Life Insurance Company, approved the agreement. The Board of Trustees of the Trusts (the “Board”), including a majority of those Trustees who are not “interested parties” of the Trusts under the 1940 Act (“Independent Trustees”), approved the continuation of the Capital Guardian sub-advisory agreements at the Board’s regular meeting held on June 16, 2006.

The following discussion briefly describes the terms of the Capital Guardian sub-advisory agreements. Mutual Fund Trust entered into an Amended and Restated Investment Sub-Advisory Agreement, dated April 29, 2005, with Capital Guardian and the Manager (to permit Capital Guardian to manage a different series of Mutual Fund Trust and which was not related to the then Small Cap Equity Fund), and Variable Product Trust entered into an Investment Sub-Advisory Agreement, dated July 1, 2005, with Capital Guardian and the Manager. These two agreements will be referred to as the “Capital Guardian Sub-Advisory Agreements.” Until November 30, 2006, Capital Guardian served as the investment sub-adviser to each Trust’s Small/Mid Cap Equity Fund, which involved Capital Guardian’s investing and reinvesting each Fund’s assets at such times and in such securities as Capital Guardian believed to be in the best interest of Fund shareholders. Capital Guardian regularly reported to the Board concerning the investment activity and portfolio composition of the Funds. Under the Capital Guardian Sub-Advisory Agreements, Capital Guardian was not liable for any error of judgment or for any loss suffered by a Fund or its shareholders, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of Capital Guardian in the performance of its obligations and duties under the agreement; or (ii) Capital Guardian’s reckless disregard of its obligations and duties under the Capital Guardian Sub-Advisory Agreements. Under the Capital Guardian Sub-Advisory Agreements and before November 30, 2006, the Manager paid Capital Guardian an investment sub-advisory fee calculated at the following rates:

On the first $25 million	0.75% of average daily net assets
$25 million to $50 million	0.60% of average daily net assets
$50 million to $100 million	0.425% of average daily net assets
Over $100 million	0.375% of average daily net assets

For purposes of calculating these fees, other assets managed by Capital Guardian for companies associated with the Manager and Auto Company were taken into consideration, according to Capital Guardian’s fee aggregation and discount policies. The Funds were not responsible for paying investment sub-advisory fees to Capital Guardian.

Replacement of Capital Guardian as Sub-Adviser to the Funds

The Manager regularly monitors the performance of sub-advisers to the Trusts, and has the responsibility to recommend to the Board the hiring, termination and replacement of sub-advisers. After extensive analysis, the Manager determined that the Small/Mid Cap Equity Funds would benefit by replacing Capital Guardian as sub-adviser to the Funds with Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”, and collectively with Bridgeway, the “Sub-Advisers”), with each being responsible for sub-advising approximately one-half of each Fund’s portfolio. The purpose of this Information Statement is to provide Fund shareholders with information regarding Bridgeway and Rainier, including information regarding the Board’s approval of the addition of Bridgeway and Rainier as Sub-Advisers to the Funds.

At its regular meeting on September 15, 2006, the Board, including a majority of Independent Trustees, authorized the termination of the Capital Guardian Sub-Advisory Agreements with respect to Capital Guardian’s management of the Small/Mid Cap Equity Fund of each Trust. Capital Guardian continues to sub-advise Mutual Fund Trust’s Equity Fund and International Equity Fund and Variable Product Trust’s Large Cap Equity Fund and International Equity Fund. At the September 15, 2006 Board meeting, the Board also approved Bridgeway and Rainier as sub-advisers to the Small/Mid Cap Equity Funds, to begin serving the Funds effective December 1, 2006.

The Manager pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of a Fund’s average daily net assets sub-advised by Bridgeway or Rainier and is accrued daily and paid quarterly. Pursuant to Investment Sub-Advisory Agreements between each Trust, the Manager and each Sub-Adviser (the “New Sub-Advisory Agreements”), the Manager pays fees to the Sub-Advisers of up to 0.60% of a Fund’s average daily net assets. The Funds are not responsible for paying investment sub-advisory fees to Bridgeway and Rainier.

Capital Guardian served as sub-adviser to the Funds during the first eleven months of calendar year 2006, while Bridgeway and Rainier served as sub-advisers to the Funds the last month of 2006. The chart below reflects the sub-adviser fees earned by Capital Guardian, Bridgeway and Rainer for providing sub-advisory services to the Funds during calendar year 2006:

	2006 Sub-Advisory Fees— Mutual Fund Trust’s Small/Mid Cap Equity Fund	2006 Sub-Advisory Fees— Variable Product Trust’s Small/Mid Cap Equity Fund
Capital Guardian	$417,808	$85,174
Bridgeway	36,203	7,706
Rainier	35,732	7,706

Total	$489,743	$100,586

If the New Sub-Advisory Agreements had been effective during the entire calendar year 2006 and if Bridgeway and Rainier has served as sub-advisers to the Funds during the entire calendar year 2006 pursuant to those agreements, Bridgeway and Rainier would have earned the sub-advisory fees reflected in the table below. The sub-advisory fees that would have been earned by Bridgeway and Rainier during 2006 are greater than the sub-advisory fees actually earned by Capital Guardian, Bridgeway and Rainier during calendar year 2006 by the amounts and percentages reflected in the table below:

	Hypothetical Sub- Advisory Fees for Calendar Year 2006— Mutual Fund Trust’s Small/Mid Cap Equity Fund	Hypothetical Sub- Advisory Fees for Calendar Year 2006— Variable Product Trust’s Small/Mid Cap Equity Fund
Bridgeway	$415,173	$81,149
Rainier	415,173	81,149

Total	$830,346	$162,298

Amount in Excess of Actual Sub-Advisory Fee Earned in 2006	$340,603	$61,712
Percentage Increase	70%, which is $340,603 divided by $489,743	61%, which is $61,712 divided by $100,586

Section 15 of the 1940 Act requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s sub-advisory agreements. On October 11, 2006, however, the SEC issued an order exempting the Manager and the Trusts from certain requirements of Section 15 of the 1940 Act, allowing the Manager to enter into new or modified sub-advisory agreements with existing or new investment sub-advisers without approval of a Fund’s shareholders. Thus, execution and implementation of the New Sub-Advisory Agreements did not require shareholder consent.

This Information Statement will be mailed on or about February 28, 2007 to each Fund’s shareholders as of the applicable Record Date. Each Fund will bear the expenses incurred in connection with preparing this Information Statement. You may obtain an additional copy of this Information Statement or a copy of the Fund’s most recent Annual or Semi-Annual Report to Shareholders, free of charge, by writing to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling 800-447-4930.

As of the Record Date for Mutual Fund Trust, there were issued and outstanding 13,105,700 shares of Mutual Fund Trust’s Small/Mid Cap Equity Fund. As of the Record Date for Variable Product Trust, there were issued and outstanding 2,869,192 shares of Variable Product Trust’s Small/Mid Cap Equity Fund. Information on shareholders who owned beneficially more than 5% of the shares of the Funds as of January 31, 2007 is set forth in Appendix A. To the knowledge of the Manager, the executive officers and Trustees of Mutual Fund Trust and Variable Product Trust as a group owned less than 1% of the outstanding shares of the Funds as of the Record Dates.

Description of the New Sub-Advisory Agreements

The New Sub-Advisory Agreements are substantially similar and are therefore discussed together in this Information Statement. Under the New Sub-Advisory Agreements, Bridgeway and Rainier provide investment sub-advisory services to the Small/Mid Cap Equity Funds, which involves Bridgeway’s and Rainier’s investing and reinvesting their respective portions of each Fund’s assets at such times and in such securities as each Sub-Adviser believes to be in the best interest of Small/Mid Cap Equity Funds’ shareholders. The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, but for a complete understanding of those agreements, you should read Appendix B for the Bridgeway Sub-Advisory Agreements and Appendix C for the Rainier Sub-Advisory Agreements.

Terms of the New Sub-Advisory Agreements

The New Sub-Advisory Agreements became effective on December 1, 2006, and will continue in effect for an initial term of two years. Thereafter, each New Sub-Advisory Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of a majority of the outstanding shares of the respective Small/Mid Cap Equity Fund, and in either event, approved by a majority of Independent Trustees.

Services and Obligations

Under the New Sub-Advisory Agreements, each Sub-Adviser is deemed an independent contractor and, except as expressly provided or authorized in the New Sub-Advisory Agreements, a Sub-Adviser has no authority to act for or represent the Manager, Mutual Fund Trust or Variable Product Trust in any way or be deemed an agent of one of these parties. Under the New Sub-Advisory Agreements, each Sub-Adviser will provide the below-listed services and assumes the following obligations with respect to the Small/Mid Cap Equity Funds.

(1) Within the framework of the investment objectives, policies and restrictions of the Small/Mid Cap Equity Funds, and subject to the Manager’s supervision, a Sub-Adviser has the sole and exclusive responsibility for making and executing all investment decisions for the Sub-Adviser’s portion of a Fund. The investment of Fund assets is always subject to the applicable provisions of a Trust’s Declaration of Trust and bylaws, as well as being subject to the applicable Trust’s SEC registration statement, current prospectus and statement of additional information, and must conform to the investment objectives, policies and restrictions of a Fund described in those documents and as interpreted from time to time by the Board and by the Manager.

(2) In carrying out its obligations to manage the investment and reinvestment of its portion of Fund assets, a Sub-Adviser is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the Sub-Adviser’s portion of a Fund consistent with the investment objective and related investment policies of the Fund as described above; and (iii) implement the investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any), of orders for such purchases and sales.

(3) In connection with a Fund’s purchase and sale of securities, a Sub-Adviser arranges for the transmission to the Manager (or its designee) and the Fund custodian on a daily basis confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities for the Funds. A Sub-Adviser must regularly report to the Board concerning a Fund’s investment activity and portfolio composition, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of Fund investments and other assets as of the end of the quarter.

(4) A Sub-Adviser will, in the name of the applicable Trust, place or direct the placement of orders for the execution of portfolio transactions in accordance with the applicable policies of the Trust as set forth in the Trust’s registration statement. In connection with the placement of orders for the execution of a Fund’s portfolio transactions, a Sub-Adviser must create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including, but not limited to, records required by Section 31(a) of the 1940 Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, a Sub-Adviser selects brokers and dealers for the execution of a Fund’s transactions. In selecting brokers or dealers to execute such orders, a Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of

1934, as amended, a Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged is reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to a Sub-Adviser in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker. On occasions when a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, the New Sub-Advisory Agreements permit a Sub-Adviser, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions. A Sub-Adviser also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is to be made in the manner that the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to its other clients.

Standard of Care

Under the New Sub-Advisory Agreements, Bridgeway and Rainier may rely on information furnished by the Manager that Bridgeway and Rainier reasonably believe to be accurate and reliable. A Sub-Adviser is not liable for any error of judgment or for any loss suffered by a Fund or its shareholders in connection with the matters to which the New Sub-Advisory Agreement(s) relate, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its obligations and duties under the New Sub-Advisory Agreement; or (ii) the Sub-Adviser’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. A Sub-Adviser shall not have breached its obligations under a New Sub-Advisory Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

Fees

Each Fund pays the Manager an investment advisory and management services fee equal to 0.80% of the Fund’s average daily net assets on an annual basis. The Manager will pay each Sub-Adviser out of the investment advisory and management services fee the Manager collects from each Fund. A Fund is not responsible for paying investment sub-advisory fees to the Sub-Advisers. Any increase or decrease to the investment sub-advisory fee paid by the Manager to a Sub-Adviser will not directly impact expenses incurred by a Fund and its shareholders.

The aggregate amount of investment advisory and management service fees earned by the Manager during fiscal year 2006 for providing services to Mutual Fund Trust’s Small/Mid Cap Equity Fund were $1,057,197. The aggregate amount of investment advisory and management service fees earned by the Manager during fiscal year 2006 for providing services to Variable Product Trust’s Small/Mid Cap Equity Fund were $216,390.

Under the New Sub-Advisory Agreements, the Manager pays each Sub-Adviser a fee based upon the average daily net assets of the Sub-Adviser’s portion of the Fund. The fee is accrued daily and paid quarterly to the Sub-Adviser by the Manager at the following rates:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

Each New Sub-Advisory Agreement states that it can be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in 1940 Act) or by a vote of the Board, on 60 days’ written notice to a Sub-Adviser, or by the Manager or Sub-Adviser upon 60 days’ written notice to the other. Each New Sub-Advisory Agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Evaluation by the Board

At a Board meeting of the Trusts held on September 15, 2006, all of the Trustees, including all Independent Trustees, voted unanimously to approve the New Sub-Advisory Agreements.

Prior to that meeting, the Manager had met with representatives of each Sub-Adviser, who provided the Manager with extensive information regarding the Sub-Adviser and its plans on how it proposed to manage its portion of the Small/Mid Cap Equity Funds. Also prior to the Board’s meeting, legal counsel to the Independent Trustees had sent each Sub-Adviser a request for information to be provided to the Board in connection with the Board’s consideration of approving the New Sub-Advisory Agreements. Each Sub-Adviser provided materials to the Board that included responses to that request, other information the Sub-Adviser and the Manager believed useful for the Board to evaluate the New Sub-Advisory Agreements and reports prepared by Lipper Inc., an independent fund tracking organization (the “Lipper Report”), relating to the Sub-Advisers’ performance in managing similar accounts and the Funds’ historical expenses. In addition, the Sub-Advisers provided the Manager and the Board information regarding each Sub-Adviser’s historical performance in managing securities portfolios with investment objectives and strategies similar to the Funds’ investment objectives and strategies, which performance is referred to in this Information Statement as “Related Manager Performance.” Moreover, the Board received and reviewed a memorandum from the independent legal counsel to the Independent Trustees regarding their responsibilities, and met informally with the Manager prior to the September 15th meeting to discuss all of the aforementioned information.

The Independent Trustees discussed all this information extensively at the September 15th Board meeting, with their independent legal counsel and with other Board members, after which the Board discussed various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s approval of the New Sub-Advisory Agreements are discussed separately below.

In considering whether to approve the New Sub-Advisory Agreements, the Trustees first considered the nature, extent and quality of the services proposed to be provided by Bridgeway and Rainier to the Funds. In that regard, the Board considered Bridgeway’s and Rainier’s general reputation, financial resources and business activities, as well as the education and experience of the investment personnel that would be responsible for the day-to-day management of the Funds. In evaluating Bridgeway’s and Rainier’s proposed services, the Manager noted that Bridgeway had settled a dispute with the United States Securities and Exchange Commission related to Bridgeway’s miscalculation of its investment advisory fee for its proprietary mutual funds. The Board also considered that Bridgeway had determined to make shareholders impacted by this issue whole and had adopted appropriate and robust procedures to reasonably preclude similar conduct in the future. The Board concluded that Bridgeway’s and Rainier’s proposed investment teams had a satisfactory, long-term track record and could be capable of producing similar results for the Funds. The Board also considered the view of the Trusts’ Chief Compliance Officer that Bridgeway’s and Rainier’s compliance policies and procedures were reasonably designed to prevent and detect violations of the federal securities laws.

In connection with considering the nature, extent and quality of the services proposed to be provided by Bridgeway and Rainier, the Board considered Bridgeway’s and Rainier’s Related Manager Performance. Bridgeway’s Related Manager Performance included the performance of the Bridgeway Small Cap Value Fund and the Bridgeway Ultra-Small Company Fund for the one- and three-year time periods, as well as performance year-to-date and annually since 2003. The Board compared Bridgeway’s Related Manager Performance to the performance of the Morningstar Small Value Category, Morningstar Small Growth Category and the Russell 2000 Index for the same time periods. After considering that information, the Board concluded that Bridgeway’s prior performance has been acceptable in this category, and that it appears that Bridgeway can produce similar results for the Funds.

Rainier’s Related Manager Performance included the performance of the Rainier Small/Mid Cap Equity Portfolio for the three-, five- and ten-year time periods, as well as its performance year-to-date and annually since 2003. The

Board compared Rainier’s Related Manager Performance to the performance of the Morningstar Mid-Cap Growth Category, Morningstar Small Growth Category, the Russell 2500 Index and the Russell Midcap Index for the same time periods. After considering that information, the Board concluded that Rainier’s prior performance has been acceptable in this category, and that it appears that Rainier can produce similar results for the Funds.

After considering all of this information, the Board concluded that the nature, quality and extent of services proposed to be provided by Bridgeway and Rainier was acceptable.

The Board next considered the costs of the services proposed to be provided by Bridgeway and Rainier. The Board first noted that the overall costs to each Fund’s shareholders would not change because the Manager was solely responsible for the payment of Bridgeway’s and Rainier’s sub-advisory fees. Nevertheless, the Board examined the proposed sub-advisory fee structure, including the proposed breakpoints as assets in each Fund increase in size. The Manager indicated to the Board that the proposed sub-advisory fees were very competitive. After considering this information, the Board concluded that Bridgeway’s and Rainier’s proposed sub-advisory fees were reasonable and would be in the best interests of each Fund’s shareholders.

The Board next discussed whether Bridgeway or Rainier would derive any other direct or indirect benefits from serving as investment sub-advisers to the Funds. The Manager indicated to the Board that it was not aware of any ancillary or other benefits (other than the sub-advisory fees) that Bridgeway or Rainier would receive for serving as investment sub-adviser, particularly because Bridgeway and Rainier did not have any affiliated broker/dealer with whom they might want to execute trades. The Board concluded that the lack of any ancillary or so-called “fallout” benefits would enable Bridgeway and Rainier to sub-advise the assets of the Funds in a manner that appeared to be free of conflicts of interest.

The Board then discussed the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect economies of scale for the benefit of the Funds. In that regard, the Board determined that, given the relatively small size of the Funds and the fact that the Manager continues to reimburse those Funds for excess expenses, economies of scale was not a relevant factor for the Board’s current considerations to retain Bridgeway and Rainier. The Board also did not take into account the projected profits of Bridgeway and Rainier for acting as sub-adviser to the Funds because the proposed relationship had not yet commenced.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the New Sub-Advisory Agreements with Bridgeway and Rainier.

Additional Information about the Manager

In addition to providing investment advisory and management service to the Funds, the Manager has entered into a Shareholder Services Agreement with Mutual Fund Trust pursuant to which the Manager provides shareholder services to each investment portfolio within Mutual Fund Trust, including providing services to shareholders of the Small/Mid Cap Equity Fund. Furthermore, the Distributor has entered into a Distribution Agreement with Mutual Fund Trust under which the Distributor agrees to distribute shares of all series of Mutual Fund Trust in exchange for the payment of sales charges and fees payable to the Distributor pursuant to Rule 12b-1 of the 1940 Act. The amount of shareholder service fees earned by the Manager and distribution fees earned by the Distributor by Mutual Fund Trust’s Small/Mid Cap Equity Fund is reflected in the chart below. The Manager and the Distributor anticipate continuing to provide these services to Mutual Fund Trust.

Fund	Fees Earned by the Manager Under the Shareholder Services Agreement During Fiscal Year 2006	Distribution Fees Paid to Distributor under the Distribution Agreement and the 12b-1 Plans During Fiscal Year 2006

Mutual Fund Trust’s Small/Mid Cap Equity Fund	$333,686	$462,957

The Manager does not receive shareholder services fees from Variable Product Trust’s Small/Mid Cap Equity Fund nor does the Distributor receive Distribution Fees for distributing shares of Variable Product Trust’s Small/Mid Cap Equity Fund to the Separate Accounts.

Additional Information about Bridgeway

As of December 31, 2006, Bridgeway, which is located at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, provided investment advisory services for over $4.98 billion of assets. The New Sub-Advisory Agreement between Bridgeway, the Manager and Variable Product Trust is dated September 3, 2006, whereas the New Sub-Advisory agreement between Bridgeway, the Manager and Mutual Fund Trust is dated October 3, 2006.

Bridgeway manages another mutual fund having a similar investment objective to that of the Small/Mid Cap Equity Funds as specified below:

Fund Name	Asset Size as of 12/31/2006	Bridgeway’s Rate of Compensation as a Percentage of the Fund’s Net Assets
Bridgeway Small Cap Value Fund	$ 257.6 million	*0.60%

In connection with managing the other mutual fund listed above, Bridgeway has not waived or reduced its fees below the amounts specified above.

The following table lists the names, positions and principal occupations of Bridgeway’s directors, each of whom is located at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448:

Name	Position with Bridgeway	Principal Occupation
Michael D. Mulcahy	Director and Secretary	Strategy and Service Team
John N. R. Montgomery	Director and President	Portfolio Manager
Franklin J. Montgomery	Director and Vice President	Self-employed
Ann M. Montgomery	Director and Vice President	Education Consultant

John N. R. Montgomery, as Director, President and principal shareholder of Bridgeway, controls Bridgeway.

Additional Information about Rainier

As of December 31, 2006, Rainier, which is located at 601 Union Street, Suite 2801, Seattle, Washington 98101, managed $11.2 billion of discretionary assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, high-net-worth individuals and mutual funds. Rainer is owned and operated by fifteen principals, eleven of whom are Rainier shareholders.

Rainier manages another mutual fund having a similar investment objective to that of the Small/Mid Cap Equity Funds as specified below:

Fund Name	Asset Size as of 12/31/2006	Rainier’s Rate of Compensation as a Percentage of the Fund’s Net Assets
Rainier Small/Mid Cap Equity Portfolio	$3,927.7 million	0.85%

In connection with managing the other mutual fund listed above, Rainier has not waived or reduced its fees below the amounts specified above.

*	This rate may vary depending on the performance of the Bridgeway Small Cap Value Fund.

The following table lists the names, positions and principal occupations of Rainier’s directors, each of whom is located at 601 Union Street, Suite 2801, Seattle, Washington 98101:

Name	Position with Rainier	Principal Occupation
John G. Haber	Principal, President and Chief Compliance Officer	Principal, President and Chief Compliance Officer of Rainier
James R. Margard	Principal	Principal of Rainier
Michael E. Raney	Principal	Principal of Rainier
Peter M. Musser	Principal	Principal of Rainier
Mark H. Dawson	Principal	Principal of Rainier

Misters Haber, Margard, Raney, Musser and Dawson, as Principals and shareholders of Rainer, control Rainier.

Other Information

The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trusts must be received by the Trusts in writing a reasonable amount of time before a Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Householding of Information Statements.

Only one copy of this Information Statement may be mailed to multiple shareholders with the same address unless contrary instructions have been received. Please contact the Manager by calling 1-800-447-4930 or by writing State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001, if you:

•	Do not want the mailing of information statements to be combined with those of other members of your household,

•	Need additional copies of this Information Statement, or

•	Have received multiple copies of this Information Statement and you prefer to only receive one copy of information statements in the future.

APPENDIX A

PRINCIPAL SHAREHOLDERS

The following table sets forth information as to Mutual Fund Trust’s Small/Mid Cap Equity Fund’s 5% or more beneficial owners of each class of the Fund’s outstanding equity securities.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares
Legacy Class A Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001	1,896,238	28%

Legacy Class B Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001	677,649	27%

Class A Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001	881,057	84%

Class B Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001	881,057	98%

Institutional Class Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001	265,176	18%

Class R-1 Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001	113,765	57%

Class R-2 Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001	113,766	62%

Class R-3 Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001	113,766	90%

A-1

The following table sets forth information as to Variable Product Trust’s Small/Mid Cap Equity Fund’s 5% or more beneficial owners of the Fund’s outstanding equity securities.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares
State Farm Life Insurance Company 1 State Farm Plaza Bloomington, IL 61710-0001	2,571,403	90%

A-2

Appendix B

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this 3rd day of [September in the case of Variable Product Trust, and October, in the case of Mutual Fund Trust] 2006 by and among STATE FARM [VARIABLE PRODUCT] [MUTUAL FUND] TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and BRIDGEWAY CAPITAL MANAGEMENT, INC., a Texas corporation (the “Sub-Adviser) relating to investment management services to be provided by the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on February 27, 1997 [in the case of Variable Product Trust] and July 21, 2000 [in the case of Mutual Fund Trust], as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest a portion of the assets of the State Farm Small Cap Equity Fund allocated by the Adviser to the Sub-Adviser (the “Sub-Advised Fund”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. Unless otherwise noted, reference in the remainder of this Agreement to the term “Sub-Advised Fund” means only the portion of the State Farm Small Cap Equity Fund allocated by the Adviser to the Sub-Adviser. The Sub-Adviser will establish and maintain a discretionary investment management account (the “Account”) for the Sub-Advised Fund, consisting of securities, funds, or other assets contributed or liabilities allocated, (i) as the Adviser shall initially designate for the purposes of opening this Account, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Account at such times and in such securities as it believes to be in the best interest of the Sub-Advised Fund.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Fund, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, investment company, firm or corporation, and may perform management and any other services for any other person, investment company, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Fund or the Adviser except as otherwise imposed by law or by this Agreement. The Sub-Adviser shall have no obligation to purchase or sell for a Sub-Advised Fund, or to recommend for purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principles, affiliates or employees may purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Fund with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of the Sub-Advised Fund as contemplated by the investment objectives and strategies of the Sub-Advised Fund as set forth in the Registration Statement and any amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategy approved by the Board for the Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Fund, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Fund;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the shares of the Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and the Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will not be subject to any amendments or supplements until after the Sub-Adviser has been provided written copies of such amendments or supplements. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Fund, the Sub-Adviser shall use its reasonable best efforts to manage the Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Adviser and Trust acknowledge that ultimate responsibility for compliance with Subchapter M of the Code remains with the Adviser and the Trust. The Sub-Adviser shall also make decisions for the Sub-Advised Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Fund’ portfolio securities shall be exercised. The Sub-Adviser shall have the power to vote, either in person or by proxy, all portfolio securities held in the Account in accordance with Sub-Adviser’s proxy voting policies, and shall not be required to seek or take instructions from the Adviser or the Trust with respect thereto. If both the Sub-Adviser and another entity managing assets of the Sub-Advised Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of the Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Trust as to deliveries of securities and payments of cash for the Account of the Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Fund, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Fund and its other clients and that the total commissions paid by the Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker or dealer fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the Sub-Adviser will, on request, pursue on behalf of the Trust all appropriate legal remedies against such broker or dealer to recover such documents or amount due or compensation in lieu thereof. The costs and expenses properly incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Fund or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Sub-Advised Fund, are consistent with the applicable then-current positions in this regard taken by the SEC or its staff through releases, “no-action” letters, or otherwise. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for the Sub-Advised Fund.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub- Adviser’s duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of the Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the custodian for the Sub-Advised Fund. The Sub-Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such custodian.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed, or liabilities allocated, from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1(a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each calendar quarter of the Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of each calendar quarter.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this Agreement.

(c) During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this Agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the Agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of the Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this Agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders in connection with the matters to which this Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this Agreement; or (ii) its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not have breached its obligations under this Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Fund and, with respect to the Sub-Advised Fund, shall be limited to the assets of such Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this Agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, or any claims which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

The Sub-Adviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other sub-adviser to the Sub-Advised Fund with respect to the portion of the assets of the Sub-Advised Fund not managed by Sub-Adviser or (ii) acts of the Sub-Adviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other sub-adviser to the Sub-Advised Fund, which records are not also maintained by or otherwise available to the Sub-Adviser upon reasonable request. The Adviser shall indemnify the Sub-Adviser, its affiliates and controlling persons (as defined in the 1940 Act) from any liability arising from the conduct of the Adviser and any other sub-adviser with respect to the portion of the Sub-Advised Fund’s assets not allocated for management to the Sub-Adviser.

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust upon the Trust’s request.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This Agreement shall not become effective unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, (ii) it is approved by such Sub-Advised Fund’s outstanding voting securities as required by the 1940 Act (unless the Trust and the Adviser have obtained an order from the SEC exempting the Trust from this requirement), or (iii) the Sub-Adviser begins providing services to the Sub-Advised Fund as described in Article 2 of this Agreement. This Agreement shall come into full force and effect on that date. As to the Sub-Advised Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This Agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This Agreement may be terminated at any time without the payment of any penalty by any party hereto immediately upon written notice to the other parties in the event that a court of competent jurisdiction determines that the other party or parties has or have breached a material provision of this Agreement.

(c) This Agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 Except as otherwise required by the 1940 Act, this Agreement may be amended as to the Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; or (ii) by the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a)	if to the Sub-Adviser, to:

Bridgeway Capital Management, Inc.
Suite 518
Houston, Texas 77005-2448
Facsimile transmission number: (713) 807-8071
Attention: Partner Relationships

(b)	if to the Trust, to:

State Farm [Variable Product] or [Mutual Fund] Trust
Three State Farm Plaza
Bloomington Illinois 61791
Facsimile transmission number: (309) 766-2579
Attention: Secretary

(c)	if to the Adviser, to:

State Farm Investment Management Corp.
Three State Farm Plaza
Bloomington Illinois 61791
Facsimile transmission number: (309) 766-2579
Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this Agreement, the Sub-Adviser represents and warrants that:

(a) it is registered as an investment adviser under the Advisers Act;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Adviser’s behalf;

9.2 Of the Adviser. By entering into this Agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and the Sub-Advised Fund and to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it is registered as an investment adviser under the Advisers Act and it has obtained all necessary licenses, permits, approvals or other registrations to act as the investment adviser of the Trust and

Sub-Advised Fund (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed);

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement; and

(f) it has received a copy of Part II of the Sub-Adviser’s Form ADV (the “ADV”). The Adviser understands that if it has received the ADV less than 48 hours prior to its entering into this Agreement, the Adviser may terminate the Agreement without penalty within five (5) business days after entering into the Agreement.

9.3 Of the Trust.

(a) it is a Delaware statutory trust;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Delaware statutory trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the names “Bridgeway” and “Bridgeway Capital Management” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This Agreement shall be subject to the provisions of the 1940 Act and the Advisers Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this Agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By: /s/ Edward B. Rust, Jr.

Name: Edward B. Rust, Jr.

Title: President

STATE FARM [VARIABLE PRODUCT] [MUTUAL FUND] TRUST

By: /s/ Michael L. Tipsord

Name: Michael L. Tipsord

Title: Senior Vice President and Treasurer

BRIDGEWAY CAPITAL MANAGEMENT, INC.

By: /s/ Michael D. Mulcahy

Name: Michael D. Mulcahy

Title: Corporate Secretary

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined according to the following schedule and shall be based upon the average daily net assets as determined by the Adviser. The fee shall be accrued daily and paid quarterly to the Sub-Adviser by the Adviser.

Sub-Adviser’s Allocated Portion of the Small Cap Equity Fund:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Sub-Adviser for other investment companies advised by the Adviser or other companies associated with the Adviser are included in determining the appropriate fee to be paid to the Sub-Adviser under this Agreement.

Appendix C

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this 3rd day of October 2006 by and among STATE FARM [VARIABLE PRODUCT] [MUTUAL FUND] TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and RAINIER INVESTMENT MANAGEMENT, INC., a State of Washington corporation (the “Sub-Adviser”), relating to investment management services to be provided by the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on February 27, 1997 [in the case of Variable Product Trust] and July 21, 2000 [in the case of Mutual Fund Trust], as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services Agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest a portion of the assets of the State Farm Small Cap Equity Fund (the “Sub-Advised Fund”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. Unless otherwise noted, reference in the remainder of this Agreement to the term “Sub-Advised Fund” means only the portion of the State Farm Small Cap Equity Fund allocated by the Adviser to the Sub-Adviser. The Sub-Adviser will establish and maintain a discretionary investment management account (the “Account”) for the Sub-Advised Fund, consisting of securities, funds, or other assets contributed or liabilities allocated, (i) as the Adviser shall initially designate for the purposes of opening this Account, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Account at such times and in such securities as it believes to be in the best interest of the shareholders of the Sub-Advised Fund.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Fund, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, investment company, firm or corporation, and may perform management and any other services for any other person, investment company, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Fund or the Adviser except as otherwise imposed by law or by this Agreement. The Sub-Adviser shall have no obligation to purchase or sell for a Sub-Advised Fund, or to recommend for purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principles, affiliates or employees may purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Fund with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of the Sub-Advised Fund as contemplated by the investment objectives and strategies of the Sub-Advised Fund as set forth in the proposed Small Mid Cap Equity Fund Registration Statement (Schedule A) and any final versions and amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategy approved by the Board for the Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Fund, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Fund;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the Shares of the Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and the Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Fund, the Sub-Adviser shall use its reasonable best efforts to manage the Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Sub-Adviser shall also make decisions for the Sub-Advised Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Fund’ portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of the Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Trust as to deliveries of securities and payments of cash for the Account of the Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Fund, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Fund and its other clients and that the total commissions paid by the Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker or dealer fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the Sub-Adviser will, on request, pursue on behalf of the Trust all appropriate legal remedies against such broker or dealer to recover such documents or amount due or compensation in lieu thereof. The costs and expenses properly incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Fund or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Sub-Advised Fund, are consistent with the applicable then-current positions in this regard taken by the SEC or its staff through releases, “no-action” letters, or otherwise. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for the Sub-Advised Fund.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub-Adviser’s duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of the Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the custodian for the Sub-Advised Fund. The Sub- Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such custodian.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed, or liabilities allocated, from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1(a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each calendar quarter of the Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of each calendar quarter.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this Agreement.

(c) During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this Agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the Agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of the Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this Agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders in connection with the matters to which this Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this Agreement; or (ii) its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not have breached its obligations under this Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Fund and, with respect to the Sub-Advised Fund, shall be limited to the assets of such Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this Agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, or any claims which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Fund’ investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust upon the Trust’s request.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This Agreement shall not become effective unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, (ii) it is approved by such Sub-Advised Fund’s outstanding voting securities as required by the 1940 Act (unless the Trust and the Adviser have obtained an order from the SEC exempting the Trust from this requirement), or (iii) the Sub-Adviser begins providing services to the Sub-Advised Fund as described in Article 2 of this Agreement. This Agreement shall come into full force and effect on that date. As to the Sub-Advised Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This Agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding Shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This Agreement may be terminated at any time without the payment of any penalty by the Adviser or by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

(c) This Agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 Except as otherwise required by the 1940 Act, this Agreement may be amended as to the Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; or (ii) by the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a)	if to the Sub-Adviser, to:

Rainier Investment Management, Inc.
601 Union Street, Suite 2801
Seattle, Washington, 98101
Attention: Kurt Polk, Principal

(b)	if to the Trust, to:

State Farm [Variable Product] [Mutual Fund] Trust
Three State Farm Plaza
Bloomington Illinois 61791
Facsimile transmission number: (309) 766-2579
Attention: Secretary

(c)	if to the Adviser, to:

State Farm Investment Management Corp.
Three State Farm Plaza
Bloomington Illinois 61791
Facsimile transmission number: (309) 766-2579
Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this Agreement, the Sub-Adviser represents and warrants that:

(a) it is registered as an investment adviser under the Advisers Act;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Adviser’s behalf;

9.2 Of the Adviser. By entering into this Agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and the Sub-Advised Fund and to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it is registered as an investment adviser under the Advisers Act and it has obtained all necessary licenses, permits, approvals or other registrations to act as the investment adviser of the Trust and Sub-Advised Fund (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed);

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement; and

(f) it has received a copy of Part II of the Sub-Adviser’s Form ADV (the “ADV”). The Adviser understands that if it has received the ADV less than 48 hours prior to its entering into this Agreement, the Adviser may terminate the Agreement without penalty within five (5) business days after entering into the Agreement.

9.3 Of the Trust.

(a) it is a Delaware statutory trust;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Delaware statutory trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the names “Rainier” “and “Rainier Investment Management, Inc.,” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This Agreement shall be subject to the provisions of the 1940 and the Advisers Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By: /s/ Edward B. Rust, Jr.

Name: Edward B. Rust, Jr.

Title: President

STATE FARM [VARIABLE PRODUCT] [MUTUAL FUND] TRUST

By: /s/ Michael L. Tipsord

Name: Michael L. Tipsord

Title: Senior Vice President and Treasurer

RAINIER INVESTMENT MANAGEMENT, INC

By: /s/ Len Brennan

Name: Len Brennan

Title: Principal, Chief Operating Officer

By: /s/ Kurt Polk

Name: Kurt Polk

Title: Principal

SCHEDULE A

Investment Objective—

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital.

Principal Investment Strategies

Two different sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”), select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage about one-half of the Small/Mid Cap Equity Fund’s portfolio. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by Rainier are discussed below.

Rainier

Rainier invests the Fund primarily in the common stock of midcapitalization U.S. companies with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index. The market capitalization range of the Russell Midcap Index as of August 31, 2006 is $1.4-$17.2 billion, with a median market capitalization of $3.9 billion. The market capitalization of companies in which Rainier may invest may vary with market conditions. Investments in companies that grow above these maximum capitalization criteria may continue to be held if Rainier considers them to be particularly attractive. Rainier will normally invest its segment of the Small/Mid Cap Equity Fund in securities issued by approximately 70 to 120 companies.

Rainier focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. Rainier believes that a primary benefit of this strategy is the ability to generate competitive investment returns in many different market environments. In selecting common stock for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that are likely to demonstrate superior business fundamentals, such as revenue and earnings growth; sustainable competitive advantage; potential for positive price or business catalysts, including earnings surprise or market expansion; disciplined management with shareholder focus; and attractive relative valuations.

The portion of the Small/Mid Cap Equity Fund managed by Rainier is diversified over a broad cross section of economic sectors and industries. To help control risk, Rainier compares the portfolio’s economic sector weightings to a broad index of medium-sized companies, such as the Russell Midcap® Index, and normally avoids extreme overweighting or underweighting relative to that index.

Rainier may invest up to 20% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined according to the following schedule and shall be based upon the average daily net assets as determined by the Adviser. The fee shall be accrued daily and paid quarterly to the Sub-Adviser by the Adviser.

Sub-Adviser’s Allocated Portion of the Small Cap Equity Fund:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Sub-Adviser for other investment companies advised by the Adviser or other companies associated with the Adviser are included in determining the appropriate fee to be paid to the Sub-Adviser under this Agreement.

P.O. Box 219548 Kansas City, MO 64121-9548	U.S. Postage
PAID
FORWARDING SERVICE REQUESTED	Lancaster, PA Permit No. 1275

PRESORTED STANDARD

State Farm Mutual Funds® are offered by:

State Farm VP Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-4930

statefarm.com®

Not FDIC Insured	• No Bank Guarantee • May Lose Value

Printed in U.S.A.